SUPPLEMENT DATED JULY 8, 2010
TO PROSPECTUS DATED MAY 1, 2008

WRL BENEFACTORSM
An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account G
By
Western Reserve Life Assurance Co. of Ohio

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus.

The following sentence is deleted from the first paragraph on page 22 of your prospectus under the heading Premium Payments”:

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments.

The following sentence is deleted from the second paragraph on page 40 of your prospectus under the heading “Loans - General”:

We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2008 PRODUCT PROSPECTUS